                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 2001, included in this Form 11-K, into the previously filed registration statement of Integrated Electrical Services, Inc., on Form S-8 (File No. 333-67113).




                                       ARTHUR ANDERSEN LLP


Houston, Texas
June 28, 2001